Exhibit 10.1

EXCHANGE AGREEMENT

THIS EXCHANGE AGREEMENT (the “Agreement”) is dated this 3rd day of June 2022, by and among VNUE, Inc., a Nevada corporation (the “Company”), and GHS Investments, LLC (the “Holder”), the Holder of those certain Convertible Promissory Notes dated February 16, 2021 and June 3, 2022, respectively, issued by the Company (the “Notes”) as attached to Exhibit A below.

WHEREAS, the Holder beneficially owns and holds the Notes; and

WHEREAS, the Holder desire to exchange the entire Principal and all accrued but unpaid Interest owing on the Notes, which the parties agree totals $268,119 ($182,270 and $85,849, respectively as of June 3, 2022), into 266 shares of the Company’s Series B Preferred Stock (the “Preferred Stock”) and the Company desires to issue the Preferred Stock in exchange for the Notes, all on the terms and conditions set forth in this Agreement in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended (the “Securities Act”). The $85,849 Note was issued and owing by the Company in connection with a Securities Purchase Agreement dated July 9, 2021 as a commitment obligation.

NOW, THEREFORE, in consideration of the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holder hereby agree as follows:

Section 1. Exchange. Subject to and upon the terms and conditions set forth in this Agreement, the Holder agrees to surrender to the Company the Notes and, in exchange therefore, the Company shall issue to the Holder the Preferred Stock.

1.1 Closing. On the Closing Date (as defined below), the Company will issue and deliver (or cause to be issued and delivered) the Preferred Stock to the Holder, or in the name of a custodian or nominee of the Holder, or as otherwise requested by the Holder in writing, and the Holder will surrender to the Company the Notes. The closing of the Exchange shall occur on June 3, 2022, or as soon thereafter as the parties may mutually agree in writing (the “Closing Date”), subject to the provisions of Section 4 and Section 5 herein.

1.2 Section 3(a)(9). Assuming the accuracy of the representations and warranties of each of the Company and the Holder set forth in Sections 2 and 3 of this Agreement, the parties acknowledge and agree that the purpose of such representations and warranties is, among other things, to ensure that the Exchange qualifies as an exchange of securities under Section 3(a)(9) of the Securities Act.

Section 2. Representations and Warranties of the Company. The Company represents and warrants to the Holder that:

2.1 Organization and Qualification. The Company and each of the subsidiaries of the Company (the “Subsidiaries”) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company, nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement or any documents executed in connection herewith (the “Transaction Documents”), (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2.2 Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholder in connection herewith or therewith other than in connection with the Required Approvals (as defined below). This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

2.3 Issuance of Preferred Stock. The issuance of the Preferred Stock is duly authorized and, upon issuance in accordance with the terms hereof, the Preferred Stock shall be validly issued, fully paid and non-assessable. The shares of common stock, par value $0.0001 per share (the “Common Stock”) issued upon conversion of the Preferred Stock, when issued and delivered in accordance with the terms of the Preferred Stock, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens (as defined below) imposed by the Company, other than restrictions on transfer under applicable state and federal securities laws. Upon issuance in accordance herewith, the issuance by the Company of the Preferred Stock shall be exempt from the registration requirements of the Securities Act by virtue of Section 3(a)(9) thereunder and all of the shares of Common Stock issuable upon conversion of the Preferred Stock shall be transferable and tradable by the Holder pursuant to the terms and conditions set forth in the Preferred Stock. The Company has or will, within 30 calendar days from the execution of this Agreement, reserve from its duly authorized capital stock a number of shares of Common Stock for issuance of the shares underlying the Preferred Stock equal to 300% of the Required Minimum on the date hereof. “Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any shares of Common Stock issuable upon conversion in full of all Preferred Stock, ignoring any conversion limits set forth therein, and assuming that the conversion price of the Preferred Stock is at all times on and after the date of determination the minimum price per share required for either the Company or a Subsidiary to up-list its common stock onto a national stock exchange.

2.4 No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance of the Preferred Stock and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any options, contracts, agreements, liens, security interests, or other encumbrances (“Liens”) upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected; or (iii) subject to the Required Approvals (as defined herein), conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

2.5 Acknowledgment Regarding the Exchange. The Company acknowledges and agrees that each Holder is acting solely in the capacity of an arm’s length third party with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges no Holder is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by any Holder or any of their representatives or agents in connection with this Agreement is merely incidental to the Exchange.

2.6 No Commission; No Other Consideration. The Company has not paid or given, and has not agreed to pay or give, directly or indirectly, any commission or other remuneration for soliciting the Exchange. The Preferred Stock, and any Common Stock issuable upon conversion of the Preferred Stock, are being issued exclusively for the exchange of the Notes and no other consideration has or will be paid for the Preferred Stock or the Common Stock underlying such Preferred Stock.

2.7 3(a)(9) Representation. Aside from the Holder, the Company has not, nor has any person acting on its behalf, directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Exchange and the issuance of the Preferred Stock pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from delivering the Preferred Stock to the Holder pursuant to Section 3(a)(9) of the Securities Act, nor will the Company take any action or steps that would cause the Exchange, issuance and delivery of the Preferred Stock to be integrated with other offerings to the effect that the delivery of the Preferred Stock to the Holder would be seen not to be exempt pursuant to Section 3(a)(9) of the Securities Act.

2.8 No Third-party Advisors. None.

2.9 SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) of the Exchange Act, for the two (2) years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the Notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

2.10 Subsidiaries. All of the direct and indirect Subsidiaries of the Company are set forth on Schedule 2.10. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

2.11 Filings, Consents and Approvals. Other than as set forth on Schedule 2.11, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or any natural person, firm, partnership, association, corporation, company, trust, business trust or other entity (each, a “Person”) in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the notice and/or application(s) to each applicable Trading Market (as defined herein) for the issuance and the listing of the shares of Common Stock issuable upon conversion of the Preferred Stock for trading thereon in the time and manner required thereby (collectively, the “Required Approvals”).

2.12 Capitalization. The capitalization of the Company is as set forth on Schedule 2.12. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Other than as set forth on Schedule 2.12, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, variable-rate instruments, anti-dilutive securities, or any other security that would or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance of the Preferred Stock. There are no stockholder agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

2.13 DTC Eligibility. The Company, through the Transfer Agent, currently participates in the DTC Fast Automated Securities Transfer (FAST) Program and the Common Stock can be transferred electronically to third parties via the DTC Fast Automated Securities Transfer (FAST) Program.

2.14 Material Changes; Undisclosed Events, Liabilities or Developments. Except as set forth in Schedule 2.14 or in a subsequent SEC Report filed prior to the date hereof, since the date of the latest audited financial statements included within the SEC Reports: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect; (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC; (iii) the Company has not altered its method of accounting; (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholder or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate (as defined below), except pursuant to existing Company stock option plans. The Company does not have pending any request for confidential treatment of information before the SEC. Except for the issuance of the Preferred Stock contemplated by this Agreement, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) Trading Day (as defined below) prior to the date that this representation is made.

2.15 Litigation. Other than as set forth on Schedule 2.15, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Preferred Stock or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

2.16 Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.17 Compliance. Other than as set forth on Schedule 2.17, neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived); (ii) is in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

2.18 Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

2.19 Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries, (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and, the payment of which is neither delinquent nor subject to penalties and (iii) Liens held by the Holder. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

2.20 Intellectual Property. Other than as set forth on Schedule 2.20, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Except as set forth on Schedule 2.20 neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the SEC Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

2.21 Intentionally Omitted.

2.22 Transactions With Affiliates and Employees. Other than as set forth in the Company’s SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from providing for the borrowing of money from or lending of money to, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

2.23 Intentionally Omitted.

2.24 Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiaries to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.

2.25 Investment Company. The Company is not, and is not an Affiliate of, and immediately after the consummation of the transactions contemplated hereby, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

2.26 Registration Rights. Other than as set forth on Schedule 2.26 and the Transaction Documents, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any Subsidiaries.

2.27 Listing and Maintenance Requirements. Other than as set forth in Schedule 2.27, the Company has not, in the twelve (12) months preceding the date hereof, received notice from the OTC Markets or any other exchange or quotation service on which the Common Stock is or has been listed or quoted (the “Trading Market”) to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Other than as set forth in Schedule 2.27, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

2.28 Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s articles of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Holder as a result of the Holder and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Preferred Stock pursuant to the Exchange.

2.29 Securities Laws Disclosure; Publicity. The Company shall issue a press release disclosing the material terms of the transactions contemplated hereby within 5 trading days of the execution of this agreement. From and after the issuance of such press release, the Company represents to the Holder that it shall have publicly disclosed all material, non-public information delivered to any of the Holder by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and any of the Holder or any of their Affiliates on the other hand, with respect to the transactions contemplated by the Transaction Documents shall terminate. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Holder, or include the name of any Holder in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Holder, except to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Holder with prior notice of such disclosure. In addition to the foregoing, after the consummation of the transactions contemplated hereby, the Company shall publicly disclose the sale of assets of the Company via a press release within four (4) Trading Days after the consummation of such sale. As used in this Section 2.29 and throughout this Agreement, “Trading Day” means a day on which the Trading Market is open for trading and “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQB, OTCQX, or OTC Pink Sheets (or any successors to any of the foregoing).No Integrated Offering. Assuming the accuracy of each Holder’s representations and warranties set forth in Section 3, neither the Company, nor any of its Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause the Exchange to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

2.30 Solvency. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Except as set forth in Schedule 2.31, the SEC Reports set forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same, are, or should be, reflected in the Company’s consolidated balance sheet (or the Notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Other than as set forth in Schedule 2.31, neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

2.31 Tax Status. Except as set forth in Schedule 2.32 and for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and its Subsidiaries each (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. Except as set forth in Schedule 2.32, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company or of any Subsidiary know of no basis for any such claim.

2.32 Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor to the knowledge of the Company or any Subsidiary, any agent or other person acting on behalf of the Company or any Subsidiary, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (iii) failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

2.33 No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

2.34 Acknowledgment Regarding Holder’ Exchange of the Preferred Stock. The Company acknowledges and agrees that each Holder is acting solely in the capacity of an arm’s length party with respect to the Transaction Documents and the transactions contemplated thereby.

2.35 Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the issuance or resale of any of the Preferred Stock or the shares of Common Stock into which the Preferred Stock are convertible or exercisable, as applicable, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Preferred Stock or the shares of Common Stock into which the Preferred Stock are convertible or exercisable, as applicable, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

2.36 Office of Foreign Assets Control. Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

2.37 Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

2.38 Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any Subsidiary with respect to the Money Laundering Laws is pending or, to the knowledge of the Company or any Subsidiary, threatened.

Section 3. Representations and Warranties of the Holder. Each Holder hereby severally, and not jointly, represents and warrants to the Company that:

3.1 Ownership of the Preferred Stock. The Holder is the legal and beneficial owner of the Notes. The Holder paid for the Notes, and has continuously held the Notes since their issuance or purchase. The Holder, individually or through an affiliate, owns the Notes outright and free and clear of any options, contracts, agreements, liens, security interests, or other encumbrances.

3.2 No Public Sale or Distribution. The Holder is acquiring the Preferred Stock in the ordinary course of business for its own account and not with a view toward, or for resale in connection with, the public sale or distribution thereof; provided, however, that by making the representations herein and subject to the terms and conditions of the Preferred Stock, the Holder does not agree to hold any of the Preferred Stock or the shares of Common Stock into which such security is convertible, for any minimum or other specific term and reserves the right to dispose of the Preferred Stock and the shares of Common Stock into which such security is convertible at any time in accordance with an exemption from the registration requirements of the Securities Act and applicable state securities laws. The Holder does not presently have any agreement or understanding, directly or indirectly, with any person to distribute, or transfer any interest or grant participation rights in, the Preferred Stock or the Notes.

3.3 Accredited Investor and Affiliate Status. The Holder is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act. The Holder is not, and has not been, for a period of at least three (3) months prior to the date of this Agreement (a) an officer or director of the Company, (b) an “affiliate” of the Company (as defined in Rule 144) (an “Affiliate”) or (c) a “beneficial owner” of more than 10% of the Company’s Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act).

3.4 Reliance on Exemptions. The Holder understands that the Exchange is being made in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to complete the Exchange and to acquire the Preferred Stock.

3.5 Information. The Holder has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the Exchange which have been requested by the Holder. The Holder has been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Holder or its representatives shall modify, amend or affect the Holder’s right to rely on the Company’s representations and warranties contained herein. The Holder acknowledges that all of the documents filed by the Company with the SEC under Sections 13(a), 14(a) or 15(d) of the Exchange Act that have been posted on the SEC’s EDGAR site are available to the Holder, and the Holder has not relied on any statement of the Company not contained in such documents in connection with the Holder’s decision to enter into this Agreement and the Exchange.

3.6 Risk. The Holder understands that its investment in the Preferred Stock involves a high degree of risk. The Holder is able to bear the risk of an investment in the Preferred Stock including, without limitation, the risk of total loss of its investment. The Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to the Exchange. There is no assurance that the Preferred Stock or any securities into which the Preferred Stock may convert will continue to be quoted, traded or listed for trading or quotation on the OTC Markets or on any other organized market or quotation system.

3.7 No Governmental Review. The Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement in connection with the Exchange or the fairness or suitability of the investment in the Preferred Stock nor have such authorities passed upon or endorsed the merits of the Preferred Stock.

3.8 Organization; Authorization. The Holder is duly organized, validly existing and in good standing under the laws of its state of formation and has the requisite organizational power and authority to enter into and perform its obligations under this Agreement.

3.9 Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Holder and shall constitute the legal, valid and binding obligations of the Holder enforceable against the Holder in accordance with its terms. The execution, delivery and performance of this Agreement by the Holder and the consummation by the Holder of the transactions contemplated hereby (including, without limitation, the irrevocable surrender of the Preferred Stock) will not result in a violation of the organizational documents of the Holder.

3.10 Prior Investment Experience. The Holder acknowledges that it has prior investment experience, including investment in securities of the type being exchanged, including the Preferred Stock and the Preferred Stock, and has read all of the documents furnished or made available by the Company to it and is able to evaluate the merits and risks of such an investment on its behalf, and that it recognizes the highly speculative nature of this investment.

3.11 Tax Consequences. The Holder acknowledges that the Company has made no representation regarding the potential or actual tax consequences for the Holder which will result from entering into the Agreement and from consummation of the Exchange. The Holder acknowledges that it bears complete responsibility for obtaining adequate tax advice regarding the Agreement and the Exchange.

3.12 No Registration, Review or Approval. The Holder acknowledges, understands and agrees that the Preferred Stock is being exchanged hereunder pursuant to an exchange offer exemption under Section 3(a)(9) of the Securities Act.

Section 4. Conditions Precedent to Obligations of the Company. The obligation of the Company to consummate the transactions contemplated by this Agreement is subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing the Holder with prior written notice thereof:

4.1 Delivery. The Holder shall have delivered to the Company the Notes;

4.2 No Prohibition. No order of any court, arbitrator, or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement;

4.3 Representations. The accuracy in all material respects when made and on the applicable Closing Date of the representations and warranties of the Holder contained herein (unless as of a specific date therein); and

4.4 Intentionally Omitted.

Section 5. Conditions Precedent to Obligations of the Holder. The obligation of the Holder to consummate the transactions contemplated by this Agreement is subject to the satisfaction of each of the following conditions, provided that these conditions are for the Holder’s sole benefit and may be waived by the Holder at any time in its sole discretion by providing the Company with prior written notice thereof:

5.1 No order of any court, arbitrator, or governmental or regulatory authority shall be in effect which purports to enjoin or restrain any of the transactions contemplated by this Agreement;

5.2 the representations and warranties of the Company (i) shall be true and correct in all material respects when made and on the applicable Closing Date (unless as of a specific date therein) for such representations and warranties contained herein that are not qualified by “materiality” or “Material Adverse Effect” and (ii) shall be true and correct when made and on the applicable Closing Date (unless as of specific date therein) for such representations and warranties contained herein that are qualified by “materiality” or “Material Adverse Effect”;

5.3 all obligations, covenants and agreements of the Company required to be performed at or prior to the applicable Closing Date shall have been performed; and

5.4 from the date hereof to the relevant Closing Date, trading in the Company’s common stock shall not have been suspended by the SEC or any Trading Market and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any trading market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Holder makes it impracticable or inadvisable to purchase the Preferred Stock at the closing; and

Section 6. Holding Period. For the purposes of Rule 144 of the Securities Act, the Company acknowledges that the holding period of the Preferred Stock may be tacked on the holding period of the Notes, and the Company agrees not to a position contrary to this Section 6.

Section 7. Arbitration. Any dispute, controversy or claim arising directly or indirectly from or in connection with this Agreement shall be resolved by binding arbitration and shall be construed under the laws of the state of New York.

Section 8. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that an electronic signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not an electronic signature.

Section 9. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 10. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 11. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

Section 12. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Holder, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Holder make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holder. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Section 13. Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by electronic mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) one (1) calendar day (excluding Saturdays, Sundays, and national banking holidays) after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.

The addresses and e-mail addresses for such communications shall be:

If to the Company:	VNUE, Inc.
104 W. 29th 11th Floor, NY, NY 10001
Attn:	Zach Bair
Email:	zach.bair@vnue.com

If to the Holder, to the Holder’s address indicated on the signature page of this Agreement or to such other address and/or e-mail address and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.

Section 14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Preferred Stock. The Holder may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be the Holder hereunder with respect to such assigned rights.

Section 15. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 16. Survival of Representations. The representations and warranties of the Company and the Holder contained in Sections 2 and 3, respectively, will survive the closing of the transactions contemplated by this Agreement.

Section 17. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 18. Holder’s Obligations. The obligations of each Holder under any Transaction Document are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance or non-performance of the obligations of any other Holder under any Transaction Document.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Exchange Agreement as of the date first written above.

VNUE, INC.

By:
Name:
Title:

GHS Investments, LLC

By:
Name:
Title:
Address:
Email:

SCHEDULES

Disclosure Schedules to Exchange Agreement between VNUE, Inc. and the Holder dated June 3, 2022.

Schedule 2.12

As of the date hereof, VNUE, Inc., a Nevada corporation, has the following capitalization: (i) 2,000,000,000 shares of Common Stock, par value $0.0001 per share, and (ii) 20,000,000 shares of Preferred Stock, par value $0.0001 per share, of which 5,000,000 shares are designated as Series A Convertible Preferred Stock, 2,500 are designated as Series B Preferred Stock and 10,000 are designated as Series C Preferred Stock. As of the date hereof, (i) 1,462,294,289 shares of Common Stock are issued and outstanding, all of which are duly authorized, validly issued, fully paid and non-assessable, (ii) 4,250,579 shares of Series A Stock are issued and outstanding, all of which are duly authorized, validly issued, fully paid and non-assessable, (iii) 1,535 shares of Series B Preferred Stock are issued and outstanding all of which are duly authorized, validly issued, fully paid and non-assessable; (iv) 3,000 shares of Series C Preferred Stock are issued and outstanding all of which are duly authorized, validly issued, fully paid and non-assessable; and (v) 588,232,876 shares of Common Stock are reserved for future issuances.

2.15 Litigation

Litigation

Golock Capital, LLC and DBW Investments, LLC v. VNUE, Inc. On September 29, 2021, Golock Capital, LLC (“Golock”) and DBW Investments, LLC (“DBW”) (Golock and DBW together, the “Golock Plaintiffs”) commenced an action against the Company in the United States District Court for the Southern District of New York. The Golock Plaintiffs’ complaint alleges that the Company is in breach of certain convertible promissory notes and securities purchase agreements separately entered into with Golock and DBW, and seeks declaratory judgment, injunctive relief, and specific performance against the Company.

On December 2, 2021, the Golock Plaintiffs filed their amended complaint, which asserted the same causes of action set forth in the initial complaint, and an additional cause of action for unjust enrichment. On January 19, 2022, the Company filed its answer with affirmative defenses to the amended complaint. As to its affirmative defenses, the Company asserted that the Golock Plaintiffs claims are barred because: (1) the Golock Plaintiffs are unregistered dealers acting in violation of Section 15(a) of the Securities Exchange Act of 1934 (the “Act”), and, pursuant to Section 29(b) of the Act, that the Company is entitled to recessionary relief from the certain convertible promissory notes and securities purchase agreements at issue in the amended complaint; and (2) that the convertible promissory notes are, in fact, criminally usurious loans that impose interest onto the Company at a rate that violates New York Penal Law § 190.40 and, therefore, the subject convertible notes are void ab initio pursuant to New York’s usury laws.

EXHIBIT A- Notes

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